SUPPLEMENT DATED APRIL 1, 2026
TO THE NOTICE DOCUMENT DATED MAY 1, 2025 AND PROSPECTUS FOR

Spinnaker® Choice Variable Annuity dated May 1, 2008

This supplement updates certain information in the prospectuses and Notice Documents for the above referenced variable annuity contracts issued by Symetra Life Insurance Company.

Portfolios Available Under Your Contract:
The following portfolios are only available if you have been continuously invested in them as of April 1, 2026.

•LVIP American Century Large Company Value Fund - Service Class
•Victory Pioneer Equity Income VCT Portfolio - Class II